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                                                                    EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 26, 2004 relating to the consolidated financial statements, which appears in the ScanSoft, Inc. Annual Report on Form 10-K/T for the year ended September 30, 2004.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
February 10, 2005